                                                                      Exhibit 21
                    SUBSIDIARIES OF THE COASTAL CORPORATION

                                                       State or Other
                                                       Jurisdiction of
                                                       Incorporation or
                                                       Organization
                                                       ----------------

ABCO Aviation, Inc.................................    Delaware
ABCO Leasing, Inc..................................    Delaware
Coastal Capital Corporation........................    Delaware
  Subsidiaries:
  Coastal Finance Corporation......................    Delaware
  Coastal Financial B.V............................    The Netherlands
    Subsidiary:
    Coastal Financial Antilles N.V.................    Netherlands Antilles
  Coastal Netherlands Financial B.V................    The Netherlands
  Coastal Offshore Insurance Ltd...................    Bermuda
Coastal Gas Services Company.......................    Delaware
  Subsidiaries:
  ANR Gas Supply Company...........................    Delaware
  Coastal Gas Gathering and Processing Company.....    Delaware
  Coastal Gas Marketing Company....................    Delaware
  Coastal Southern Pipeline Company................    Delaware
Coastal Holding Corporation........................    Delaware
  Subsidiaries:
  CIC Industries, Inc..............................    Delaware
    Subsidiaries:
    Coastal Chem, Inc..............................    Delaware
    Coastal Crude Pipeline Corporation.............    Delaware
    Coastal Pipeline Company.......................    Delaware
    Coastal Refining & Marketing, Inc..............    Delaware
         Subsidiaries:
         Coastal Refined Products Corporation......    Delaware
         Coastal States Crude Gathering Company....    Texas
             Subsidiary:
             Coastal Crude Transportation
              Corporation..........................    Delaware
         Jayhawk Pipeline Corporation (50%)........    Delaware
    Coastal Transport Corporation..................    Delaware
  Coastal Catalyst Technology, Inc.................    Delaware
  Coastal Cat Process Marketing, Inc...............    Delaware
  Coastal Eagle Point Oil Company..................    Delaware
  Coastal Energy Corporation.......................    Delaware
  Coastal Mobile Refining Company..................    Delaware
  Coastal West Ventures, Inc.......................    Delaware
Coastal Limited Ventures, Inc......................    Texas
Coastal Mart, Inc..................................    Delaware
Coastal Midland, Inc...............................    Delaware
Coastal Multi-Fuels, Inc...........................    Delaware
Coastal Natural Gas Company........................    Delaware
  Subsidiaries:
  American Natural Resources Company...............    Delaware
    Subsidiaries:
    ANR Coal Company...............................    Delaware
         Subsidiaries:
         ANR Western Coal Development Company......    Delaware
         Birmingham Coal Company...................    West Virginia
         Brooks Run Coal Company...................    Delaware
         Cat Run Coal Company......................    Delaware
         Coastal Coal Sales, Inc...................    Delaware
         Enterprise Coal Company...................    Kentucky
         Greenbrier Coal Company...................    Delaware

                    SUBSIDIARIES OF THE COASTAL CORPORATION

                                                       State or Other
                                                       Jurisdiction of
                                                       Incorporation or
                                                       Organization
                                                       ----------------
         Kingwood Coal Company.....................    Delaware
         Virginia City Coal Company................    Delaware
         Virginia Iron, Coal and Coke Company......    Delaware
    ANR Credit Corporation.........................    Delaware
    ANR Development Corporation....................    Delaware
    ANR Erie Pipeline Company......................    Delaware
    ANR Finance B.V................................    The Netherlands
         Subsidiary:
         ANR Finance N.V...........................    Netherlands Antilles
    ANRFS Holdings, Inc............................    Delaware
         Subsidiaries:
         ANR Freight System, Inc...................    Delaware
         Transport USA, Inc........................    Pennsylvania
    ANR Gasification Properties Company............    Delaware
    ANR Intrastate Gas Company, Inc................    Delaware
    ANR One Woodward Corp..........................    Delaware
    ANR Pipeline Company...........................    Delaware
         Subsidiaries:
         ANR Atlantic Pipeline Company.............    Delaware
         ANR Eastern Pipeline Company..............    Delaware
         ANR Energy Conversion Company.............    Michigan
         ANR Iroquois, Inc.........................    Delaware
         ANR Mayflower Company.....................    Delaware
         ANR Southern Pipeline Company.............    Delaware
         American Natural Offshore Company.........    Delaware
             Subsidiaries:
             Texas Offshore Pipeline System, Inc...    Delaware
             Unitex Offshore Transmission Company..    Delaware
    ANR Production Company.........................    Delaware
         Subsidiary:
         Coastal Shuttle Corporation...............    Delaware
    ANR Ren-Cen, Inc...............................    Connecticut
    ANR Storage Company............................    Michigan
         Subsidiaries:
         ANR Blue Lake Company.....................    Delaware
         ANR Cold Springs Company..................    Delaware
         ANR Eaton Company.........................    Michigan
         ANR Jackson Company.......................    Delaware
         ANR Northeastern Gas Storage Company......    Delaware
         ANR Western Storage Company...............    Delaware
    ANR Venture Eagle Point Company................    Delaware
    ANR Venture Fulton Company.....................    Delaware
    ANR Venture Management Company.................    Delaware
    ANR Venture Springfield Company................    Delaware
    Coastal Great Lakes, Inc.......................    Delaware
    Empire State Pipeline Company, Inc.............    New York
  CIC Stock Corporation............................    Delaware
    Subsidiaries:
    CIG Gas Storage Company........................    Delaware
    CIG Western Pipeline Company...................    Delaware
    Coastal Western Pipeline Company...............    Delaware


                    SUBSIDIARIES OF THE COASTAL CORPORATION

                                                       State or Other
                                                       Jurisdiction of
                                                       Incorporation or
                                                       Organization
                                                       ----------------

    Colorado Solar-Tech, Inc.......................    Delaware
    Interstate Resource Management Company.........    Delaware
         Subsidiary:
         Keyes Helium Company LLC (75%)............    Colorado
    Young Gas Storage Company......................    Delaware
  CIG-Canyon Compression Company...................    Delaware
  CIG Gas Supply Company...........................    Delaware
  CIG Overthrust, Inc..............................    Delaware
  Colorado Interstate Gas Company..................    Delaware
    Subsidiaries:
    CIG Exploration, Inc...........................    Delaware
    Colorado Water Supply Company..................    Delaware
         Subsidiary:
         Colorado Interstate Production Company....    Delaware
  Great Lakes Gas Transmission Company (50%).......    Delaware
  Wyoming Gas Supply, Inc..........................    Delaware
Coastal Oil Chelsea, Inc...........................    Texas
Coastal Oil & Gas Corporation......................    Delaware
  Subsidiaries:
  COGC Resale Company..............................    Delaware
  CoastalDril, Inc.................................    Delaware
  Coastal Javelina, Inc............................    Delaware
Coastal Pan American Corporation...................    Delaware
  Subsidiaries:
  Coastal Cape Horn Ltd............................    Cayman Islands
    Subsidiary:
    Coastal Austral Ltd. (50%).....................    Cayman Islands
  Coastal Oil & Gas Argentina, S.A.................    Argentina
Coastal Power Production Company...................    Delaware
  Subsidiary:
  CP (TAMCO) Company...............................    Delaware
Coastal Power Revere Company.......................    Delaware
Coastal States Energy Company......................    Texas
  Subsidiaries:
  Coastal Development Company......................    Delaware
  Cravat Coal Export Company, Inc..................    Virgin Islands
  Sage Point Coal Company..........................    Delaware
    Subsidiary:
    Soldier Creek Coal Company.....................    Delaware
  Skyline Coal Company.............................    Delaware
  Southern Utah Fuel Company.......................    Delaware
  Unique Mining Systems, Inc.......................    Delaware
  Utah Fuel Company................................    Delaware
Coastal States Gas Transmission Company............    Delaware
Coastal States Management Corporation..............    Colorado
  Subsidiaries:
  ANR Media Company................................    Michigan
  Coastal Travel Mart, Inc.........................    Delaware
Coastal States Trading, Inc........................    Delaware
Coastal Technology, Inc............................    Delaware
Coastal Unilube, Inc...............................    Tennessee

                    SUBSIDIARIES OF THE COASTAL CORPORATION

                                                       State or Other
                                                       Jurisdiction of
                                                       Incorporation or
                                                       Organization
                                                       ----------------
Coastal Unilube of Iowa L.C.......................     Iowa
Cosbel Petroleum Corporation......................     Delaware
  Subsidiaries:
  Coastal Canada Energy Ltd.......................     Ontario, Canada
  Coastal Fuels Marketing, Inc....................     Florida
    Subsidiaries:
    Coastal Fuels of Puerto Rico, Inc.............     Delaware
    Coastal Offshore Fuels, Inc...................     Liberia
    Coastal Terminals, Inc........................     Florida
    Coastal Tug and Barge, Inc....................     Florida
  Coastal Oil New England, Inc....................     Massachusetts
  Coastal Oil New York, Inc.......................     Delaware
Coscol Petroleum Corporation......................     Delaware
  Subsidiaries:
  Coastal Securities Company Limited..............     Bermuda
    Subsidiaries:
    Andros Ltd....................................     Cayman Islands
    Coastal Aruba Holding Company N.V.............     Aruba
         Subsidiaries:
         Coastal Aruba Maintenance/Operations Company
          N.V.....................................     Aruba
         Coastal Aruba Refining Company N.V.......     Aruba
             Subsidiaries:
             Aruba Refinery Rehabilitation Company
               N.V................................     Aruba
                  Subsidiary:
                  Local Aruba Refinery Rehabilitation
                   Company N.V....................     Aruba
             Coastal Energy of Panama, Inc........     Panama
             Coastal Petroleum N.V................     Aruba
                  Subsidiary:
                  Coastal Petroleum Argentina, S.A.    Argentina
         Subic Bay Petroleum Products Ltd. (50%)..     Cayman Islands
    Coastal Belcher Petroleum Pte. Ltd............     Singapore
    Coastal (Bermuda) Petroleum Limited...........     Bermuda
         Subsidiary:
         Same as Coastal Stock Company Limited
    Coastal Management Services (Singapore) Pte.
      Ltd.........................................     Singapore
    Coastal Petroleum (Far East) Pte Ltd..........     Singapore
    Coastal (Rotterdam) B.V.......................     The Netherlands
         Subsidiary:
         Coastal States Petroleum (Espana) S.A....     Spain
    Coastal (Subic Bay) Petroleum, Inc............     Texas
         Subsidiary:
         Coastal Subic Bay Terminal, Inc..........     Philippines
    Holborn Oil Trading Limited...................     Bermuda
  Coastal Stock Company Limited...................     Bermuda
    Subsidiary:
    Coastal Europe Limited........................     England
         Subsidiaries:
         Coastal States Petroleum (U.K.) Limited..     England
         Coastal States Tankers (U.K.) Limited....     England
         Colbourne Insurance Company Limited......     England
  Coastal Tankships U.S.A., Inc...................     Delaware

                    SUBSIDIARIES OF THE COASTAL CORPORATION

                                                       State or Other
                                                       Jurisdiction of
                                                       Incorporation or
                                                       Organization
                                                       ----------------

  Coscol Marine Corporation........................    Texas
  Golden Carriers Corporation......................    Liberia
  Jade Carriers Corporation........................    Liberia
  Texas Tank Ship Agency, Inc......................    Delaware

   The above subsidiaries, with the exception of Jayhawk Pipeline Corporation, Coastal Austral Ltd. and Great Lakes Gas Transmission Company are included in the Consolidated Financial Statements of The Coastal Corporation. The names of certain subsidiaries have been omitted from the above listing because such subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary. The voting stock of each corporation is owned 100% by its immediate parent, unless otherwise indicated above, except that Coastal Europe Limited is 49% owned by Coastal (Bermuda) Petroleum Limited; Colbourne Insurance Company Limited is 23% owned by Coastal Capital Corporation and Coastal Unilube of Iowa, L.C. is 50% owned by Coastal Natural Gas Company.